Certification of Chief Executive Officer and Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of AB Private Credit Investors Corporation (the “Fund”) for the year ended December 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), J. Brent Humphries, as Chief Executive Officer of the Fund, and Wesley Raper, as Chief Financial Officer of the Fund, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: March 30, 2021	/S/ J. BRENT HUMPHRIES
J. Brent Humphries
Chief Executive Officer
(Principal Executive Officer)

Date: March 30, 2021	/S/ WESLEY RAPER
Wesley Raper
Chief Financial Officer
(Principal Financial Officer)